SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

June 22, 2016

(Date of earliest event reported)

BALL CORPORATION

(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Ball Corporation

Current Report on Form 8-K

Dated June 22, 2016

Item 8.01. Other Events

As previously announced, on February 19, 2015, Ball Corporation, an Indiana corporation (“Ball”), issued an announcement pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers disclosing the terms of a recommended offer (the “Offer”) by Ball to acquire all of the issued and to be issued shares of Rexam PLC, a public limited company registered in England and Wales (“Rexam”), in a cash and stock transaction (the “Acquisition”) on the terms and subject to the conditions set forth in the Offer.

The audited consolidated financial statements of Rexam and its subsidiaries as of and for the year ended December 31, 2015, and the consent of PricewaterhouseCoopers LLP, dated June 22, 2016, are attached hereto as Exhibits 99.1 and 23.1 and incorporated by reference herein.

Item 9.01. Financial Statement and Exhibits

(d) Exhibits.

Exhibit 23.1                                                 Consent of PricewaterhouseCoopers LLP dated June 22, 2016

Exhibit 99.1                                                 Consolidated Financial Statements of Rexam and its subsidiaries as of and for the year ended December 31, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

	By:	/s/ Charles E. Baker
Name: Charles E. Baker
Title: Vice President, General Counsel
and Corporate Secretary

Date: June 22, 2016

Ball Corporation
Form 8-K
June 22, 2016

EXHIBIT INDEX

Description	Exhibit

Consent of PricewaterhouseCoopers LLP dated June 22, 2016	23.1
Consolidated Financial Statements of Rexam and its subsidiaries as of and for the year ended December 31, 2015	99.1